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                                                                   EXHIBIT 10.32


                        PURCHASE ORDER No.   505924-00

INVOICE TO:                              DATE OF ORDER:
Arthur D. Little, Inc.                   May 30, 2000
20 Acorn Park
Cambridge, MA USA 02140-2390
Telephone: 617-498-5000
Telefax: 617-498-7030


Nuvera Fuel Cells
Via Bistolfi, 35
20134 Milan, Italy

Attn: Alessandro Delfrate

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 Item No.   Quantity  Catalog No.   Description                    Price
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            1         1KW Fuel Cell - valued at US$16,000
                      Dimensions (approx.): 18cm x 25 cm x 30cm;
                      Net weight: 15Kg.

                      This purchase order is issued to cover the transfer of the unit above to Nuvera, USA at no cost. The unit being transferred will be returned to Nuvera, Italy.

                      Ship via DHL. Air Freight and transportation charges to be paid by shipper.

                      Copy faxed on 5/30/00 - Do not duplicate -
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                                                       TOTAL
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                         Messrs
                         ARTHUR D. LITTLE Inc.
                         20 Acorn Park, Cambridge
                         MA USA 02140-2390



Invoice n.14 of 1/st/ June 2000

SALE of Nr.1 PEM FUEL CELL STACK rated 1 kw
(Static device for the generation of electric power, made of aluminum hardware, carbon electrodes and plastic gasket)
MODEL D.030.00.C.G.2.2.W.I.1 Serial Number 64
Goods are of Italian origin
Customer order 505924-00 dated May 30, 2000

               Total amount                 US$        16.000.=

Operation not subject to tax pursuant to art. 8 par. 1 letter A.

Package n(degree) 1 case dimensions:  60 x 40 x 55cm
Net weight                  Kg.      16
Gross weight                Kg.      26
Marks "ADDRESS"

Shipped: By Nuvera Fuel Cells Europe S.p.A. Delivery Terms: by DHL; DDP Cambridge MA USA

Terms of payment
T/T 30 days invoice date
C/o Banca Popolare di Bergamo Milan Headquarters
Account n. 86257
ABI 05428 cab 01602

                         NUVERA FUEL CELLS EUROPE S.P.A.

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